1

Forward-Looking Statement 2 This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to:  statements of our goals, intentions and expectations;  statements regarding our business plans, prospects, growth and operating strategies;  statements regarding the asset quality of our loan and investment portfolios; and  estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  general economic conditions, either nationally or in our market areas, that are worse than expected;  competition among depository and other financial institutions;  changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;  adverse changes in the securities markets;  changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;  our ability to enter new markets successfully and capitalize on growth opportunities;  our ability to successfully integrate acquired entities;  our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions;  changes in consumer spending, borrowing and savings habits;  changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and  changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013.

Market Profile 3 NASDAQ: CHFN Recent Price1 (02/04/2015): $11.37 Shares Outstanding (12/31/2014): 17.0 Million Market Capitalization2: $192.9 Million Price/Tangible Book Value3: 92.5% Total Assets (12/31/2014): $979.8 Million 1- Source: Bloomberg 2- Based on February 4, 2015 closing market price and December 31, 2014 shares outstanding. 3- Based on February 4, 2015 closing market price, December 31, 2014 shares outstanding and December 31, 2014 tangible book value.

Corporate Profile 4  Headquartered in West Point, Georgia  Founded in 1954 as First Federal Savings and Loan Association  Organic & acquisitive growth  Three FDIC-assisted acquisitions (June ’09, March ’10, Sept ’11)  Approximately 284 FTE’s servicing over 47,000 checking accounts  15 Branches along I-85 & I-20 in GA/AL and NW Florida  December 31, 2014: Total Assets: $979.8 Million Total Net Loans: $627.7 Million Total Deposits: $701.5 Million Total Capital: $213.2 Million

Overview of Management Team 5  Strong Experienced Management & Board of Directors  Conservative Credit  Transformed Balance Sheet From Traditional Thrift to Commercial Bank  Full Conversion From Mutual Thrift – Established Strong Capital Position  M&A Experience … 5 Transactions Both Assisted & Unassisted Top Executives NAME POSITION (Banking/CharterBank) EXPERIENCE Robert Lee Johnson Chairman & CEO 33/31 Lee Washam President, CharterBank 31/15 Curtis R. Kollar Senior VP & CFO 28/24

6 Market Conditions  Auto Industry is Strong on I-85 Corridor  Most of Our Markets have Significant Manufacturing, University or Military Influences  Lending Opportunities in Metro Markets  Gradual Recovery in Non-Metro Markets  Regional M&A Market Heating Up

7 Recent Accomplishments  EPS Growth  Core NIM expansion  Annualized Loan Growth 14.1% in Last Quarter  Average Annual Non Covered Loan Growth 13.9% Last Two Years  Accretive Impact of Stock Repurchases  Overcoming Reduced Purchase Accounting Accretion  Continued Growth in Checking Accounts and Bank Card Fees  Good Credit Quality – Non Covered NPAs 0.48% of Non- Covered Assets  25.0% of Shares Repurchased in Last 9 Months  All Purchased Below Tangible Book Value

8 FDIC Loss Sharing: Projecting Smooth Landings [1] Net of December 2014 payments and anticipated amortization FDIC Commercial Loss Share Expiration Date Remaining Receivable [1] Net Accretable Discount Remaining NCB June 2014 $0 $39 MCB March 2015 $765 $2,236 FNB September 2016 $5,573 $3,381 ($ 000’s)

Capital Management Strategies 9  TCE of 21.27% at December 31, 2014  Uses of Capital  Disciplined Approach to Growth  Organic Balance Sheet Growth  Metro Markets Lender Lift Outs  Whole Bank  Branch Acquisitions  Stock Repurchases and Dividends

Financial Information

Fiscal YTD 2015 (3 Months) Results and Developments 11 Total Loans, Net Tangible Common Equity/Total Assets Net Income $1.7 million Fully Diluted EPS** $0.10 Loan Loss Reserves $8.5 million (Non-covered)  ALL / Non-covered NPLs – 254.47%  ALL as a % of Total Non-covered Loans - 1.49%  Continued profitability despite declining revenue from covered acquisitions Nonperforming Assets / Assets 0.48%*  Superior asset quality 21.27% $628 million  7 consecutive quarters of growth – non-covered loans  3 consecutive quarters of growth – total loans * For non-covered assets. **Diluted net income per share for the three months ended December 31, 2014 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. ROAA 0.68%  Improved EPS  Well capitalized & protective of book value per share  Actively repurchasing common shares –1.3 million shares this quarter Basic EPS $0.10

Balance Sheet Highlights

(Dollars in $000's)	2009[1]	2010[2]	2011[3]	2012	2013	2014	Q1 2015
Total Assets	**$936,880**	**$1,186,082**	**$1,171,710**	**$1,032,220**	**$1,089,406**	**$1,010,361**	**$979,777**
Loans, net	552,550	599,370	655,028	593,904	579,854	606,367	627,740
Non Covered	**462,786**	**451,231**	**419,979**	**427,676**	**470,863**	**536,732**	**560,724**
Covered	89,764	148,138	235,050	166,228	108,991	69,635	67,016
Securities	206,061	133,183	158,737	189,379	215,118	188,743	191,995
Total Liabilities	**$838,623**	**$1,052,746**	**$1,032,294**	**$889,699**	**$815,628**	**$785,406**	**$766,591**
Retail Deposits	463,566	739,691	883,389	779,397	745,900	717,192	701,475
Core[4]	**216,902**	**313,170**	**447,176**	**456,292**	**475,426**	**486,248**	**483,288**
Time	246,664	426,521	436,213	323,105	270,475	230,944	218,187
Total Borrowings	**227,000**	**212,000**	**110,000**	**81,000**	**60,000**	**55,000**	**55,000**
Total Equity	**$98,257**	**$135,788[5]**	**$139,416**	**$142,521**	**$273,778[6]**	**$224,955**	**$213,186**

Note: Unless otherwise noted, the above chart displays information based on Charter's fiscal year end, which is September 30.
[1] Includes FDIC Acquisition of Neighborhood Community Bank.
[2] Includes FDIC Acquisition of McIntosh Commercial Bank.
[3] Includes FDIC Acquisition of First National Bank of Florida.
[4] Core deposits consist of transaction accounts, money market accounts, and savings accounts.
[5] Incremental capital raise of approximately $30 million (net).
[6] Second step conversion and reorganization resulted in $142.9 million in gross offering proceeds.

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Relative Balance Sheet Strength Source: SNL Financial. Public Banks Peer Group reflects financial data as of quarter ended September 30, 2014. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $3 billion. Excludes merger targets. *Nonperforming loans defined as nonaccrual loans plus loans 90 days past due and accruing. Excludes nonperforming loans covered by loss sharing agreements with FDIC. 13 *Exclu d es c o v e re d l o a n s Performance Versus Banking Peers December 31, 2014 Charter Financial Public Banks Corporation Peer Group Total Assets ($000s) $979,777 $1,292,539 Tangible Common Equity/ Total Assets 21.27% 9.27% NPLs / Total Loans 0.59% 0.95% Reserves / Loans 1.49% 1.31% Reserves / NPLs 2.54x 1.35x MRQ ROAA 0.68% 0.84%

Funding Mix 14 32.1% At December 31, 2014 Average cost of deposits for the three months ended December 31, 2014: 0.48% Deposits by Type • Core Deposits – Transaction, Savings & Money Market Accounts Funding by Type ($ Million) $0 $200 $400 $600 $800 $1,000 $1,200 Core Deposits Retail CD's Wholesale Funding 55% 21% 24% 46% 25% 29% 64% 17% 19% 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $710 $703 $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $702$688 $687 19% 17% 64% $756 7% 29% 64% $722 7% 30% 63% Time Deposits (Excluding Wholesale Deposits) 31%Savings & Money Market 25% Transaction Accounts 44% Wholesale Time Deposits 0%

Loans Outstanding at December 31, 2014 15 *Covered loans are presented net of non-accretable difference and allowance. 24% 11% 6% 3%29% 4% 1% 11% 11% 1-4 Family Comm RE - Owner Occupied Comm RE - Non Owner Occupied - Hotels Comm RE - Non Owner Occupied - Multifamily Comm RE - Non Owner Occupied - Other Commercial & Industrial Consumer & Other Real Estate Construction FDIC Covered

$426 $421 $444 $471 $476 $482 $511 $537 $561 $149 $131 $121 $109 $100 $90 $71 $70 $67 $0 $100 $200 $300 $400 $500 $600 $700 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Non Covered Loans FDIC Covered Loans Net Loans Outstanding Trend ($ Million) 16 December 2012 Non Covered Loans Balance Notes: - Non-covered loans are shown net of deferred loan fees and allowance for loan losses. - Covered loans are shown net of deferred loan fees, allowances, nonaccretable differences and accretable discounts. - $8.6 million of non-single family loans, net, were transferred from covered to non-covered loans due to the expiration of the NCB non-single family loss sharing agreement with the FDIC in June 2014.

Non-performing Loans / Total Loans* 17 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. *Total loans for CHFN exclude covered loans. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $3 billion. Excludes merger targets. 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 12/31/2014 CHFN Public Banks Peer Group At 2009 2010 2011 2012 2013 2014 12/31/14 NPAs / Total Non-Covered Assets (%) 2.16% 2.33% 1.99% 0.69% 0.49% 0.65% 0.48% COs / Average Non-Covered Loans (%) 0.71 0.90 0.48 0.86 0.32 0.08 -0.01 ALLL Non-Covered Loans / NPLs (x) 0.70x 0.84x 0.80x 2.38x 2.80x 2.00x 2.54x llowance / Total Loans (%) 1.97% 2.12% 2.19% 1.87% 1.70% 1.55% 1.49%

Loan Delinquency Overview

Charter Financial CORPORATION

Loan Delinquency - Non Covered Loans as of December 31, 2014						
		Greater than				Loans > 90
	30-89 Days	90 Days	Total		Total	Days
(Dollars in 000s)	Past Due	Past Due	Past Due	Current	Loans	Accruing
1-4 family residential real estate	1.2%	0.0%	1.2%	98.8%	$157,340	0.0%
Commercial real estate	0.4%	0.4%	0.7%	99.3%	313,658	0.2%
Commercial	0.9%	0.0%	0.9%	99.1%	27,844	0.0%
Real estate construction	0.5%	0.0%	0.5%	99.5%	67,196	0.0%
Consumer and other	0.6%	0.0%	0.6%	99.4%	4,625	0.0%
Total	0.7%	0.2%	0.9%	99.1%	$570,663	0.1%

Loan Delinquency - Covered Loans as of December 31, 2014						
		Greater than				Loans > 90
	30-89 Days	90 Days	Total		Total	Days
(Dollars in 000s)	Past Due	Past Due	Past Due	Current	Loans[1]	Accruing[2]
1-4 family residential real estate	1.4%	6.1%	7.6%	92.4%	$10,082	6.1%
Commercial real estate	0.5%	7.3%	7.8%	92.2%	59,509	7.3%
Commercial	7.0%	15.9%	22.9%	77.1%	2,955	15.9%
Real Estate Construction	0.0%	0.0%	0.0%	0.0%	0	0.0%
Consumer and other	34.5%	0.0%	34.5%	65.5%	145	0.0%
Total	0.9%	7.5%	8.4%	91.6%	$72,691	7.5%

[1] Covered loan balances are net of nonaccretable differences and allowance for covered loan losses and have not been reduced by $5,656,605 of accretable discounts and discounts on acquired performing loans.

[2] Covered loans contractually past due greater than ninety days are reported as accruing loans because of accretable discounts established at the time of acquisition.

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Other Real Estate Owned 19 ($ Million) $1.4 $1.2 $1.4 $1.6 $1.1 $0.8 $1.3 $1.8 $1.0 $21.0 $17.0 $13.2 $14.1 $10.9 $9.9 $8.0 $5.6 $4.6 $0 $5 $10 $15 $20 $25 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Non Covered REO FDIC Covered REO

Securities Portfolio 20 Reflects estimated fair value as of December 31, 2014. Total Securities Available for Sale of $192 Million Portfolio Maximum – New purchases will not take simulated effective duration beyond 4 years in an up 300 bp rate change environment ($ Million) 9.4% 1.7% 83.3% 5.6% Collateralized loan obligations - $18.1 Other Investment Securities - $3.2 U.S. Agencies - $159.9 Private Labels - $10.7

Income Statement Highlights 21 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. (Dollars in $000s) 2009 2010 2011 2012 2013 2014 Net Interest Income $17,741 $27,201 $30,559 $37,512 $35,275 $29,918 $7,633 Provision for Non Covered Loan Losses $4,550 $5,800 $1,700 $3,300 $1,400 $300 $0 Provision for Covered Loan Losses $0 $420 $1,200 $1,202 $89 ($1,012) $4 Non-Interest Income $12,012 $17,510 $9,291 $12,912 $11,653 $14,277 $3,566 Non-Interest Expense $22,581 $30,469 $33,950 $40,305 $36,314 $36,210 $8,736 Income Tax Expense $306 $2,087 $695 $639 $2,869 $2,742 $786 Net Income $2,316 $5,935 $2,305 $4,979 $6,256 $5,955 $1,673 YTD 2015 (3 Months)

Return on Average Assets 22 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 0.27% 0.56% 0.22% 0.46% 0.58% 0.56% 0.68% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 YTD 2015

5.24% 5.64% 5.38% 5.35% 4.61% 3.83% 4.07% 3.22% 2.55% 1.85% 1.23% 0.95% 0.81% 0.80% 2.35% 3.19% 3.59% 4.17% 3.82% 3.22% 3.47% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Q1 2015 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Net Interest Margin Trends 23 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 2.77% 2.86% 2.90% 2.95% 3.14% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net Interest Margin Excluding Purchase Accounting Accretion

Operating Leverage 24 ($ Million) Operating Revenue = Net Interest Income + Noninterest Income Efficiency Ratio = Non-Interest Expense / (Net Interest Income + Non-Interest Income) $29.8 $44.7 $39.8 $50.4 $46.9 $44.2 $44.8 76% 79% 85% 80% 77% 82% 78% 60% 70% 80% 90% 100% 110% 120% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 YTD 2015 Annualized Net Operating Revenue Efficiency Ratio

Noninterest Expense 25 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Million) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 YTD 2015 Annualized Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $34.9 $30.5 21.7% 22.8% $22.6 $34.0 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 46.4% 21.1% 21.5% 45.3% 44.5% 26.0% 20.5% 54.6% 14.1% 22.7% $36.2 57.4% 13.6% 23.2%

Investment Merits  Positioned to be opportunistic….  Favorable credit quality, robust capital position & profitable  Trading at 92.5% of tangible book value  Implemented consecutive stock repurchase plans  Disciplined acquisition approach/Actively seeking opportunities  Existing infrastructure can support a larger balance sheet  Track record of returns to shareholders 26

Robert L. Johnson Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237 27 Investor Contacts 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com

Appendix

Board & Executive Team 29 Name Position(s) Held With Charter Financial Corporation Age (1) Director Since (2) Current Term Expires Directors Continuing in Office Jane W. Darden Director 64 1988 2015 Thomas M. Lane Director 60 1996 2015 Edward D. Smith Director 40 2011 2016 Curti M. Johnson General Counsel and Senior Vice President, Director 55 2007 2016 Robert L. Johnson Chief Executive Officer, President and Director 61 1986 2017 David Z. Cauble, III Director 62 1996 2017 David L. Strobel Director 63 2003 2017 Executive Officers Who Are Not Directors Curtis R. Kollar Senior Vice President and Chief Financial Officer 62 Lee Washam President of CharterBank 53 (1) As of December 31, 2014. (2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

__________________________________ (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution’s assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest- earning assets. (4) NPV Ratio represents NPV divided by the present value of assets. Net Portfolio Value 30 At December 31, 2014 Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 30 $ 213,904 $ (3,118) (1.4) % 21.9% (0.3) % 200 215,418 (1,604) (0.7) % 22.0% (0.2) % 100 216,522 (500) (0.2) % 22.2% — — 217,022 — — 22.2% — (100) 210,362 (6,661) (3.1) % 21.5% (0.7) %

End of Presentation